UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         May 8, 2020

                 ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1411 Broadway, 34th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	Y	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders of Alleghany Corporation (“Alleghany”) held on May 8, 2020: (i) three directors were elected to serve for three-year terms on the Board of Directors of Alleghany, (ii) an advisory vote on Alleghany named executive officer compensation was approved, and (iii) the selection of Ernst & Young LLP as Alleghany’s independent registered public accounting firm for the 2020 fiscal year was ratified. Set forth below are the voting results for these proposals:

	For	Against	Abstain	Broker Non-Votes
(i) Election of Directors

(a) Ian H. Chippendale	12,308,752	250,248	7,104	543,970

(b) Weston M. Hicks	12,469,199	90,689	6,216	543,970

(c) Jefferson W. Kirby	12,453,939	105,714	6,451	543,970

(ii) Advisory Vote on Executive Compensation	11,351,922	1,199,761	14,421	543,970

(iii) Ratification of Independent Registered Public Accounting Firm	13,031,648	71,428	6,998	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: May 14, 2020	By: /s/ Kerry J. Jacobs
Name: Kerry J. Jacobs
Title: Senior Vice President and
chief financial officer

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